INVENTORIES	12 Months Ended
Dec. 31, 2020
INVENTORIES
INVENTORIES

8.    INVENTORIES

The breakdown of inventories is as follows:

	2019	2020
Components	351	560
SIM cards and blank prepaid vouchers	154	265
Others	172	226
Total	677	1,051
Provision for obsolescence
Components	(62)	(37)
SIM cards and blank prepaid vouchers	(28)	(28)
Others	(2)	(3)
Total	(92)	(68)
Net	585	983

Movements in the provision for obsolescence are as follows:

	2019	2020
Beginning balance	67	92
Provision recognized during the year	25	1
Inventory written off	—	(25)
Ending balance	92	68

Management believes that the provision is adequate to cover losses from a  decline in inventory value due to obsolescence.

The inventories recognized as expenses and included in operations, maintenance, and telecommunication service expenses in 2018, 2019, and 2020 amounted to Rp2,726 billion, Rp1,754 billion, and Rp544 billion, respectively (Note 27).

As of December 31, 2020 and 2019, certain inventories of the subsidiaries amounting to Rp557 billion and Rp343 billion, respectively, have been pledged as collateral under lending agreements (Note 21c).

As of December 31, 2019 and 2020, modules (part of property and equipment) and components held by the Group with book value amounting to Rp112 billion and Rp107 billion, respectively, have been insured against fire, theft, and other specific risks. Total sum insured as of December 31, 2019 and 2020 amounted to Rp155 billion.

Management believes that the insurance coverage is adequate to cover potential losses of inventories arising from the insured risks.